OTHER NON-CURRENT ASSETS (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
OTHER NON-CURRENT ASSETS
Other long-term receivables		¥ 128,673	¥ 204,718
Prepayment for mining rights		813,822	808,736
Long-term prepaid expenses		648,983	667,772
Deferred losses for sales and leaseback transactions		766,548	1,323,221
Others		849,817	1,438,198
Total non-financial assets		3,079,170	4,237,927
Total other non-current assets	$ 460,778	¥ 3,207,843	¥ 4,442,645